Exhibit 10.2

EXTENSION TO EMPLOYMENT AGREEMENT

This Extension to Employment Agreement (this “Extension”) is made as of April 1, 2008 between PETROSEARCH ENERGY CORPORATION, a Nevada corporation (“Company”) and DAVID COLLINS (“Employee”).

RECITALS:

A.	Company and Employee entered into a certain Employment Agreement dated May 1, 2007, providing for a one (1) year term.

B.	Company and Employee mutually desire to extend the term of employment for an additional one (1) year term.

TERMS OF AMENDMENT:

NOW, THEREFORE, FOR VALUE RECEIVED, Company and Employee agree as follows:

1.	Ratification of Agreement. Except as modified hereby, Company and Employee hereby ratify and confirm the Employment Agreement and its provisions, including any amendments thereto.

2.	Extension of Term. Paragraph 1 of the Employment Agreement hereby extends the Term from one (1) year to two (2) years, such that the expiration of the Term shall be April 30, 2009.

3.	Binding Upon Successors and Assigns. This Extension shall inure to and be binding upon the undersigned and their respective heirs, representatives, successors and assigns.

EXECUTED as of the date set forth first above.

PETROSEARCH ENERGY CORPORATION

By: /s/ Richard D. Dole
Richard D. Dole, President and CEO

By: /s/ David J Collins
DAVID J. COLLINS